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                                                                    Exhibit h. 1


                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND

                   _____ COMMON SHARES OF BENEFICIAL INTEREST
                                 (no par value)

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                          , 2006

Citigroup Global Markets Inc.
[Other Co-Managers]

As Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013


Ladies and Gentlemen:

            The undersigned, Calamos Convertible and High Income Fund, a Delaware statutory trust (the "Fund") and Calamos Advisors LLC, a Delaware limited liability company (the "Adviser"), address you as underwriters and as the representatives (the "Representatives") of each of the several underwriters named in Schedule I hereto (the "Underwriters"). The Fund proposes to sell to the Underwriters _____ shares of common shares of beneficial interest, no par value per share (the "Common Shares") of the Fund (said shares to be issued and sold by the Fund being hereinafter called the "Underwritten Securities"). The Fund also proposes to grant to the Underwriters an option to purchase up to ______ additional Common Shares to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). Certain terms used herein are defined in Section 21 hereof.

            The Fund has entered into an Investment Management Agreement with the Adviser dated as of May 1, 2003, a Custody Agreement with The Bank of New York dated as of March 21, 2003, a Stock Transfer Agency Agreement with The Bank of New York dated as of May 30, 2003, a Financial Accounting Services Agreement with the Adviser dated as of _____ and a Master Services Agreement with State Street Bank and Trust Company dated as of _____ and such agreements are herein referred to as the "Management Agreement," the "Custodian Agreement, " the "Transfer Agency Agreement," the "Accounting Agreement" and the "Administration Agreement," respectively. Collectively, the Management Agreement, the Custodian Agreement, the Transfer Agency Agreement, the Accounting Agreement and the Administration Agreement are herein referred to as the "Fund Agreements." In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to
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                                                                               2

which holders of Common Shares shall have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash.

            1. Representations and Warranties of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

            (a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-_____ and 811-21319) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Fund will file with the Commission a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rule 497. As filed, such final prospectus (including the statement of additional information incorporated by reference therein) shall contain all information required by the Act and the 1940 Act and the rules thereunder and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein.

            (b) Each Preliminary Prospectus complied when filed with the Commission in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations, and the Preliminary Prospectus and the Rule 430A Information, when taken together as a whole, as of the Execution Time, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from the Preliminary Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

            (c) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 497 and on the Closing Date (as defined herein) and on any date on which Option
      Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, and the 1940 Act Notification when originally filed with the Commission and any
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                                                                               3

      amendment or supplement thereto when filed with the Commission did or will, comply in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations; on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 497 and on the Closing Date and any settlement date, the Prospectus (together with any supplements thereto) will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof.

            (d) The Fund has been duly formed and is validly existing in good standing as a statutory trust under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus (and any amendment or supplement to any of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

            (e) The Fund's authorized equity capitalization is as set forth in the Preliminary Prospectus and the Prospectus; the capital stock of the Fund conforms in all material respects to the description thereof contained in the Preliminary Prospectus and Prospectus; all outstanding shares of capital stock have been duly and validly authorized and issued and are fully paid and, except as described in the Preliminary Prospectus and Prospectus, nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and, except as described in the Preliminary Prospectus and Prospectus, nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange (the "NYSE"); the certificates for the Securities are in valid and sufficient form; the holders of outstanding Common Shares are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding.

            (f) The Fund's registration statement on Form 8-A under the Exchange Act is effective.

            (g) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

            (h) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required; and the statements in the Registration Statement, the Preliminary Prospectus and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown.

            (i) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (j) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

            (k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Fund Agreements, except such as have been made or obtained under the Act, the 1940 Act and the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") and the NYSE, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Preliminary Prospectus and Prospectus.

            (l) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) conflicts or will conflict with or constitutes or will constitute a breach of the declaration of trust or by-laws of the Fund, (ii) conflicts or will conflict with or constitutes or will
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                                                                               5

      constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject.

            (m) No holders of securities of the Fund have rights to the registration of such securities under the Registration Statement.

            (n) The financial statements, together with related schedules and notes, included or incorporated by reference in the Preliminary Prospectus, the Prospectus and the Registration Statement present fairly in all material respects the financial condition and results of operations of the Fund as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the 1940 Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

            (o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property is pending or, to the knowledge of the Fund, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto).

            (p) The Fund is not (i) in violation of its declaration of trust or by-laws, (ii) in breach or default in any material respect in the performance of the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund, including, without limitation, the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, or of any material decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund.

            (q) Since the date as of which information is given in the Preliminary Prospectus and Prospectus, except as otherwise stated therein,
      (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in the Prospectus and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its Common Shares.

            (r) Deloitte & Touche LLP, who have audited the statement of assets and liabilities, including the schedule of investments, and the related statement of operations, the statements of changes in net assets and the financial highlights included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent public accountants with respect to the Fund within the meaning of the Act, the 1940 Act and the Rules and Regulations.

            (s) The Fund has not distributed and, prior to the later to occur of
      (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

            (t) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Securities (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the Act, the Act Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were provided to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, for filing. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (u) The Fund's directors and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto).

            (v) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Preliminary Prospectus and Prospectus, except where the failure to hold any such permit does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Preliminary Prospectus and Prospectus; and, except as described in the Preliminary Prospectus and Prospectus, none of such permits contains any restriction that is materially burdensome to the Fund.

            (w) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the investment objectives, policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Fund's internal controls over financial reporting are effective and the Fund is not aware of any material weakness in its internal control over financial reporting.

            (x) The Fund maintains "disclosure controls and procedures" (as such term is defined in Rule 30a-3 under the 1940 Act); such disclosure controls and procedures are effective.

            (y) Except as stated in this Agreement, the Preliminary Prospectus and the Prospectus, the Fund has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

            (z) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

            (aa) The Fund intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

            (bb) The conduct by the Fund of its business (as described in the Preliminary Prospectus and Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license, except where the failure to own, possess or license any such patent, patent license, trademark, service mark or trade name does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund.

            (cc) The Fund has filed all tax returns required to be filed and the Fund is not in material default in the payment of any taxes which were shown as payable on said returns or any assessments with respect thereto; and, as required by Subchapter M of the Code, the Fund is currently in compliance with the requirements to qualify as a regulated investment company under the Code.

            (dd) The statements made in the Preliminary Prospectus and Prospectus under the captions "U.S. Federal Income Tax Matters," insofar as they constitute matters of law or legal conclusions, constitute accurate statements of any such matters of law or legal conclusions.

            (ee) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Fund or sale by the Fund of the Securities.

            Any certificate signed by any officer of the Fund and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Fund, as to matters covered thereby, to each Underwriter.

            2. Representations and Warranties of the Adviser. The Adviser represents and warrants to each Underwriter as follows:

            (a) The Adviser has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser.

            (b) The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement or the Accounting Agreement as contemplated by the Preliminary Prospectus and Prospectus.

            (c) The Adviser has full power and authority to enter into this Agreement, the Management Agreement and the Accounting Agreement; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement, the Management Agreement and the Accounting Agreement have been duly and validly authorized by the Adviser; and this Agreement, the Management Agreement and the Accounting Agreement have been duly executed and delivered by the Adviser and constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (d) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Preliminary Prospectus and Prospectus and under this Agreement, the Management Agreement and the Accounting Agreement.

            (e) The description of the Adviser and its business, and the statements attributable to the Adviser, in the Preliminary Prospectus and Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or its property is pending or, to the best knowledge of the Adviser, threatened that (i) is required to be described in the Preliminary Prospectus and Prospectus that is not so described as required, (ii) could reasonably be expected to have a material adverse effect on the ability of the Adviser to fulfill its obligations hereunder or under the Management Agreement or the Accounting Agreement or (iii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto).

            (g) Since the date as of which information is given in the Preliminary Prospectus and Prospectus, except as otherwise stated therein,
      (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by the Adviser which are material to the Adviser other than those in the ordinary course of its business as described in the Preliminary Prospectus and Prospectus.

            (h) The Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Preliminary Prospectus and Prospectus, except where the failure to hold any such permit does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement, the Management Agreement and the Accounting Agreement; the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit.

            (i) This Agreement, the Management Agreement and the Accounting Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

            (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Management Agreement or the Accounting Agreement, except such as have been made or obtained under the Act, the 1940 Act and the rules and regulations of the NASD and the NYSE and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Preliminary Prospectus and Prospectus.

            (k) Neither the execution, delivery or performance of this Agreement, the Management Agreement or the Accounting Agreement, nor the consummation by the Fund or the Adviser of the transactions contemplated hereby or thereby (i) conflicts or will conflict with or constitutes or will constitute a breach of the certificate of formation or limited liability company agreement of the Adviser, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which the Adviser is a party or by which the Adviser may be bound or to which any of the property or assets of the Adviser is subject.

            (l) Except as stated in this Agreement and in the Preliminary Prospectus and Prospectus, the Adviser has not taken nor will it take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute, stabilization or manipulation of the price of any security of the Fund in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

            (m) In the event that the Fund or the Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

            Any certificate signed by any officer of the Adviser and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Adviser, as to matters covered thereby, to each Underwriter.

            3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $_____ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to _______ Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Fund setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

            4. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 3(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on _________, 2006 or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Fund or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

            If the option provided for in Section 3(b) hereof is exercised after the third Business Day prior to the Closing Date, the Fund will deliver the Option Securities (at the expense of the Fund) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. If settlement for the Option Securities occurs after the Closing Date, the Fund will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

            5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

            6. Agreements of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, agree with the several Underwriters that:

            (a) Prior to the termination of the offering of the Securities, the Fund will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Fund will promptly advise the Representatives (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Fund will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

            (b) If, at any time prior to the filing of the Prospectus pursuant to Rule 497, any event occurs as a result of which the Preliminary Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Fund will (i) notify promptly the Representatives so that any use of the Preliminary Prospectus may cease until it is amended or supplemented; (ii) amend or supplement the Preliminary Prospectus to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

            (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act , any event occurs as a result of which, in the judgment of the Fund or in the reasonable opinion of counsel for the Underwriters, the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the 1940 Act and the Rules and Regulations, the Fund promptly will (i) notify the Representatives of any such event; (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance; and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

            (d) As soon as practicable, the Fund will make generally available to its security holders and to the Representatives an earnings statement or statements of the Fund which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (e) The Fund will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

            (f) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the several Underwriters and by dealers with the NASD and under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (g) The Fund will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund or any affiliate of the Fund) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares; or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreement, provided, however, that the Fund may issue and sell Common Shares pursuant to any dividend reinvestment plan of the Fund in effect at the Execution Time.

            (h) Except as stated in this Agreement, the Preliminary Prospectus and the Prospectus, neither the Fund nor the Adviser will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities.

            (i) The Fund agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the NYSE; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund; (x) all other costs and expenses incident to the performance by the Fund of its obligations hereunder; and [(xi) an amount equal to $.005 per Common Share for each Common Share sold pursuant to this Agreement, payable no later than 45 days from the date of this Agreement to the Underwriters in partial reimbursement of their expenses in connection with the offering.]

            (j) The Fund will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Preliminary Prospectus and Prospectus.

            (k) The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

            (l) The Fund and the Adviser will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

            7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Fund and the Adviser contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Fund and the Adviser made in any certificates pursuant to the provisions hereof, to the performance by the Fund or the Adviser of its obligations hereunder and to the following additional conditions:

            (a) The Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) You shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, special counsel for the Fund, dated the Closing Date and addressed to the Representatives, in substantially the form attached as Exhibit A, which opinion may rely as to matters of Delaware law on the opinion of Morris, Nichols, Arsht & Tunnell, special Delaware counsel for the Fund, dated the Closing Date and addressed to the Representatives, in substantially the form attached as Exhibit B. The opinion of Morris, Nichols, Arsht & Tunnell shall state that Simpson Thacher & Bartlett LLP, counsel for the Underwriters, may rely on such opinion as to matters of Delaware law for the purposes of rendering its opinion referenced in Section 7(d).

            (c) You shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, special counsel for the Adviser, dated the Closing Date and addressed to the Representatives, in substantially the form attached as Exhibit C.

            (d) The Representatives shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Preliminary Prospectus and Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Fund and the Adviser shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (e) Each of the Fund and the Adviser shall have furnished to the Representatives a certificate, signed by the president, any managing director or any vice president and of the controller, treasurer or assistant treasurer of each of the Fund and the Adviser, dated the Closing Date, to the effect that the signers of such certificates have carefully examined the Registration Statement, the Preliminary Prospectus and Prospectus, any amendments or supplements thereto and this Agreement and that:

                  (i) The representations and warranties of the Fund or the
            Adviser, as the case may be, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund or the Adviser, as the case may be, have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) No stop order suspending the effectiveness of the
            Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Fund's or the Adviser's knowledge, as the case may be, threatened; and

                  (iii) Since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto) (with respect to the Fund), and since the date of the Prospectus (exclusive of any supplement thereto) (with respect to the Adviser), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund or the Adviser, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto).

            (f) The Fund shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the 1940 Act and the Rules and Regulations and that they have performed a review of the unaudited interim financial
      information of the Fund for the   -month period ended         and as at
      and stating in effect that:

                  (i) in their opinion the audited financial statements and
            financial statement schedules included in the Registration Statement, Preliminary Prospectus and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act, the 1940 Act and the Rules and Regulations;

                  (ii) on the basis of a reading of the latest unaudited
            financial statements made available by the Fund; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial
            information for the   -month period
            ended         and as at         ; carrying out certain specified
            procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, trustees and committees of the Board of the Fund; and inquiries of certain officials of the Fund who have responsibility for financial and accounting matters of the Fund as to transactions and events subsequent to October 31, 2005, nothing came to their attention which caused them to believe that:

            (1) any unaudited financial statements included in the Registration Statement, Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act, the 1940 Act and with the Rules and Regulations adopted by the Commission with respect to registration statements on Form N-2; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, Preliminary Prospectus and the Prospectus;

            (2) with respect to the period subsequent to         , there were
      any changes, at a specified date not more than five days prior to the date of the letter, in the long-term liabilities, capital stock or net assets of the Fund or decreases in the shareholders' equity of the as compared with the amounts shown on the _____ consolidated balance sheet included in the Registration Statement, Preliminary Prospectus and the Prospectus, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Fund as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

            (3) the information included in the Registration Statement, Preliminary Prospectus and Prospectus in response to Item 4 (Financial Highlights) and Item 24 (Financial Statements) of Form N-2 is not in conformity with the applicable disclosure requirements of Form N-2; and

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Fund) set forth in the Registration Statement, Preliminary Prospectus and the Prospectus, including the information set forth under the captions " " and " " in the Prospectus, agrees with the accounting records of the Fund, excluding any questions of legal interpretation.

      References to the Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

            (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 7 or
      (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Fund and the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

            (h) The Securities shall have been listed and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Representatives.

            (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Fund's outstanding preferred shares by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (j) Prior to the Closing Date, the Fund and the Adviser shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Fund in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 7 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York, 10017, on the Closing Date.

            8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Fund or the Adviser to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Adviser will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            9. Indemnification and Contribution. (a) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof (and including any post-effective amendment, any Rule 462(b) Registration Statement and any Rule 430A Information deemed to be included or incorporated therein), or in any Preliminary Prospectus, the Prospectus, any sales material or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund and Adviser will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund or Adviser by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund and Adviser may otherwise have. The parties acknowledge that any indemnification of the Underwriter by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless each of the Fund and the Adviser, each of their directors, trustees, each officer who signs the Registration Statement, and each person who controls the Fund or the Adviser within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Fund or the Adviser by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund and the Adviser acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances, (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids and (iv) the paragraph related to prospectuses in electronic format in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Adviser and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Fund, the Adviser and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Adviser and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund and the Adviser (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund or the Adviser within the meaning of either the Act or the Exchange Act, each officer of the Fund and the Adviser who shall have signed the Registration Statement and each director of the Fund and the Adviser shall have the same rights to contribution as the Fund and the Adviser, subject in each case to the applicable terms and conditions of this paragraph (d).

            10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Fund or the Adviser. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, without liability on the part of the Underwriters to the Fund or the Adviser, by notice given to the Fund or the Adviser prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Fund's Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the NYSE, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto).

            12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Fund and the Adviser or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Fund or the Adviser or any of the officers, trustees, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

            13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention:
General Counsel; or, if sent to the Fund or the Adviser, will be mailed, delivered or telefaxed to: c/o Calamos Advisors LLC at 2020 Calamos Court, Naperville, Illinois 60563, Attention: General Counsel, (fax no.: (630) 245-6343).

            14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, trustees, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

            15. No fiduciary duty. Each of the Fund and Adviser hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Fund and Adviser, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Fund and Adviser and (c) the Fund's and Adviser's engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity.

Furthermore, each of the Fund and Adviser agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Fund or Adviser on related or other matters). Each of the Fund and Adviser agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Fund or Adviser, in connection with such transaction or the process leading thereto.

            16. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Fund, the Adviser and the Underwriters, or any of them, with respect to the subject matter hereof.

            17. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            18. Waiver of Jury Trial. Each of the Fund and the Adviser hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            19. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            21. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "1940 Act" shall mean the Investment Company Act of 1940, as amended.

            "1940 Act Rules and Regulations" shall mean the rules and regulations of the Commission under the 1940 Act.

            "1940 Act Notification" shall mean a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

            "Act" shall mean the Securities Act of 1933, as amended.

            "Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Act.

            "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended.

            "Advisers Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Advisers Act.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Preliminary Prospectus" shall mean the preliminary prospectus (including the statement of additional information incorporated by reference therein) dated ____, 2006 and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

            "Prospectus" shall mean the prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Execution Time.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 497 and deemed part of such registration statement pursuant to Rule 430A, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            "Rule 497" refers to Rule 497(c) or 497(h) under the Act, as applicable.

            "Rules and Regulations" shall mean, collectively, the Act Rules and Regulations and the 1940 Act Rules and Regulations.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Adviser and the several Underwriters.



                                                   Very truly yours,

                                                   CALAMOS CONVERTIBLE AND HIGH
                                                   INCOME FUND


                                                   By:
                                                        -----------------------
                                                        Name:
                                                        Title:


                                                   CALAMOS ADVISORS LLC


                                                   By:
                                                        -----------------------
                                                        Name:
                                                        Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.

     By:
        ------------------------------
         Name:
         Title:

For itself and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                                  NUMBER OF UNDERWRITTEN
                                                     SECURITIES TO BE
UNDERWRITERS                                            PURCHASED
------------                                            ---------
Citigroup Global Markets Inc.

                                                  NUMBER OF UNDERWRITTEN
                                                     SECURITIES TO BE
UNDERWRITERS                                            PURCHASED
------------                                            ---------
      Total.....................................

                                                                       EXHIBIT A


     Opinions of Vedder, Price, Kaufman & Kammholz, P.C. Regarding the Fund

      1. The Fund has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Act. The Fund has the statutory trust power and authority to own property and conduct its business as described in the Preliminary Prospectus and Prospectus;

      2. Under the Delaware Act and the Declaration, the execution and delivery of the Underwriting Agreement and each of the Fund Agreements by the Fund, and the performance by the Fund of its obligations thereunder, have been duly authorized by all requisite statutory trust action on the part of the Fund; the Underwriting Agreement and each of the Fund Agreements have been duly executed and delivered by the Fund; each of the Fund Agreements constitute the valid and binding agreement of the Fund enforceable against the Fund in accordance with its terms; and the Underwriting Agreement and each of the Fund Agreements comply in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the Advisers Act Rules and Regulations;

      3. The currently outstanding shares of beneficial interest of the Fund have been duly authorized for issuance by the Fund, are validly issued and, subject to the qualifications below, fully paid and non-assessable beneficial interests in the Fund. The holders of such shares will be, subject to the terms of the Declaration, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that we express no opinion with respect to the liability of any holder of such shares who is, was or may become a named Trustee of the Fund;

      4. The Shares have been duly authorized for issuance by the Fund and, when issued and delivered against payment therefor in accordance with the terms, conditions, requirements and procedures set forth in the Underwriting Agreement, will be validly issued and, subject to the qualifications below, fully paid and non-assessable beneficial interests in the Fund. The holders of Shares will be, subject to the terms of the Declaration, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that we express no opinion with respect to the liability of any holder of Shares who is, was or may become a named Trustee of the Fund;

      5. Under the Declaration and the Delaware Act, the issuance of the Shares is not subject to preemptive rights, and no holders of securities of the Fund have rights to the registration of such securities under the Registration Statement;

      6. The form of certificate evidencing the Shares complies in all material respects with all applicable requirements of the Delaware Act and the NYSE;

      7. The execution and delivery by the Fund of the Underwriting Agreement and the Fund Agreements, the consummation by the Fund of the transactions contemplated by the Underwriting Agreement and the Fund Agreements, the performance by the Fund of its obligations thereunder and the issuance and sale by the Fund of the Shares will not violate (i) the Certificate of Trust or the Declaration of Trust or (ii) any applicable Delaware law or administrative regulation;

      8. None of the issuance and sale of the Shares by the Fund pursuant to the Underwriting Agreement, the execution and delivery of the Underwriting Agreement or any of the Fund Agreements by the Fund, or the performance by the Fund of its agreements under the Underwriting Agreement or any of the Fund Agreements (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the National Association of Securities Dealers, Inc., or any national securities exchange, or governmental body or agency of the United States of America, or State of Illinois or State of Delaware or, based solely on a review of our litigation docket and based solely on the Docket Search (as that term is defined in the opinion of Morris, Nichols, Arsht & Tunnell), an order of any court or arbitrator of the United States of America or State of Illinois or any Delaware Court (as that term is defined in the opinion of Morris, Nichols, Arsht & Tunnell) (except (1) the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Fund or the offering of the Shares as contemplated in the Underwriting Agreement; (2) such as may have been obtained prior to the date hereof; and (3) such as may be required for compliance with state securities or blue sky laws of various jurisdictions) or (B) violates or will violate or constitutes or will constitute a breach of any of the provisions of the Organizational Documents of the Fund or (C) violates or will violate or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument known to us to which the Fund is party or by which it or any of its properties may be bound, or violates any existing material United States of America or State of Illinois statute, law or regulation (assuming compliance with all applicable state securities and blue sky laws, and except that, in the published opinion of the Commission, the indemnification provisions in the Underwriting Agreement and the Fund Agreements, insofar as they relate to indemnification for liabilities arising under the 1933 Act, are against public policy as expressed in the 1933 Act and therefore unenforceable), or violates any judgment, injunction, order or decree known to us to be applicable to the Fund or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument known to us to which the Fund is a party or by which any of its property or assets is bound. To the best of our knowledge, based solely on a review of our litigation docket, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency of the United States of America or the State of Illinois;

      9. Based solely on the Docket Search (as that term is defined in the opinion of Morris, Nichols, Arsht & Tunnell), there is not any Delaware court action, suit or proceeding pending against the Fund;

      10. The Registration Statement is effective under the 1933 Act and was filed under the 1940 Act; any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made within the time periods required by Rule 497; no stop-order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and to the best of our knowledge, no proceeding for any such purpose has been instituted or is pending or threatened in writing by the Commission;

      11. The Fund is registered under the 1940 Act as a closed-end diversified management investment company;

      12. The description of the authorized shares of beneficial interest of the Fund under the caption "Description of Shares" in the Preliminary Prospectus and Prospectus conforms in all material respects as to legal matters to the terms thereof contained in the Fund's Declaration of Trust and Statement of Preferences of Preferred Shares;

      13. The statements made in the Preliminary Prospectus and Prospectus under the captions "U.S. Federal Income Tax Matters," insofar as they constitute matters of law or legal conclusions, have been reviewed by us and constitute accurate statements of any such matters of law or legal conclusions;

      14. The Registration Statement, the Preliminary Prospectus and the Prospectus and each amendment or supplement to the Registration Statement, Preliminary Prospectus and the Prospectus as of their respective issue dates (except the financial statements and other financial data contained therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

      15. To the best of our knowledge, there are no legal or governmental proceedings pending or threatened in writing against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus, but are not described therein as required;

      16. To the best of our knowledge, there are no material agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations; and

      17. The Shares are duly authorized for listing, subject to official notice of issuance, on the NYSE and the Fund's registration statement on Form 8-A under the 1934 Act is effective.

      We have participated in conferences with officers and employees of the Fund, Adviser, representatives of the independent auditors for the Fund, special Delaware counsel to the Fund, the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectus and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, except to the limited extent otherwise covered by paragraphs 12 and 13 hereof and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to our attention that would have led us to believe that (a) the Registration Statement (except for the financial statements and other financial and statistical data included therein, as to which we express no comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Preliminary Prospectus and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Prospectus, when taken together as a whole, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in the light of circumstances under which they were made, not misleading and (c) the Prospectus, as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT B


         Opinions of Morris, Nichols, Arsht & Tunnell Regarding the Fund

      1. The Fund has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Act. The Fund has the statutory trust power and authority to own property and conduct its business as described in the Preliminary Prospectus and Prospectus.

      2. Under the Delaware Act and the Governing Instrument, the execution and delivery of the Underwriting Agreement and each of the Fund Agreements by the Fund, and the performance by the Fund of its obligations thereunder, have been duly authorized by all requisite statutory trust action on the part of the Fund.

      3. The currently outstanding shares of beneficial interest of the Fund have been duly authorized for issuance by the Fund, are validly issued and, subject to the qualifications below, fully paid and non-assessable beneficial interests in the Fund. The holders of such shares will be, subject to the terms of the Declaration, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that we express no opinion with respect to the liability of any holder of such shares who is, was or may become a named Trustee of the Fund;

      4. The Shares have been duly authorized for issuance by the Fund and, when issued and delivered against payment therefor in accordance with the terms, conditions, requirements and procedures set forth in the Underwriting Agreement, will be validly issued and, subject to the qualifications below, fully paid and non-assessable beneficial interests in the Series. The holders of Shares will be, subject to the terms of the Governing Instrument, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that we express no opinion with respect to the liability of any holder of Shares who is, was or may become a named Trustee of the Fund.

      5. Under the Governing Instrument and the Delaware Act, the issuance of the Shares is not subject to preemptive rights.

      6. The form of Common Shares Certificate complies with all applicable requirements of the Delaware Act.

      7. No authorization, approval, consent or order of any governmental authority or agency of the State of Delaware or, based solely on the Docket Search, an order of any Delaware Court, is required to be obtained by the Fund solely as a result of the issuance and sale of the Shares, the consummation by the Fund of the transactions contemplated by the Underwriting

Agreement and the Fund Agreements or the performance by the Fund of its obligations thereunder, or the adoption of the Automatic Dividend Reinvestment Plan.

      8. The execution and delivery by the Fund of the Underwriting Agreement and the Fund Agreements, the consummation by the Fund of the transactions contemplated by the Underwriting Agreement and the Fund Agreements, the performance by the Fund of its obligations thereunder and the issuance and sale by the Fund of the Shares will not violate (i) the Certificate or the Governing Instrument or (ii) any applicable Delaware law or administrative regulation.

      9. Based solely on the Docket Search, there is not in any Delaware Court any action, suit or proceeding pending against the Fund.

      With respect to the opinions expressed in paragraphs 3 and 4 above, we note that, pursuant to Section 2 of Article VIII of the Governing Instrument, the Trustees have the power to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Fund's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

                                                                       EXHIBIT C

    Opinions of Vedder, Price, Kaufman & Kammholz, P.C Regarding the Adviser

      1. The Adviser has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware Limited Liability Company Act.

      2. The Adviser has the limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus and Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Management Agreement and the Accounting Agreement.

      3. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Management Agreement or the Accounting Agreement as contemplated by the Preliminary Prospectus and Prospectus.

      4. The Underwriting Agreement, the Management Agreement and the Accounting Agreement have been duly authorized by all requisite limited liability company action on the part of the Adviser, have each been duly executed and delivered on behalf of the Adviser, and each of the Management Agreement and the Accounting Agreement constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

      5. To the best of our knowledge, based solely on a review of our litigation docket, there is not pending or threatened in writing any action, suit, proceeding, inquiry or investigation, to which the Adviser is a party, or to which the property of the Adviser is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to (i) result in any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Adviser, (ii) materially and adversely affect the properties or assets of the Adviser or (iii) materially impair or adversely affect the ability of the Adviser to function as an investment adviser or perform its obligations under the Management Agreement and the Accounting Agreement, or which is required to be disclosed in the Registration Statement, the Preliminary Prospectus or the Prospectus.

      6. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the United States of America or the State of Delaware solely with respect to the Delaware Limited Liability Company Act (other than (i) under the 1933 Act, the 1940 Act and the Rules and Regulations; (ii) such as have been obtained; and (iii) as may be required under the securities or blue sky laws of the various states, as to each of which we express no opinion) is necessary or required in connection with the performance by the Adviser of its obligations under the Underwriting Agreement, the Management Agreement and the Accounting Agreement.

      7. The execution and delivery of the Underwriting Agreement, the Management Agreement and the Accounting Agreement by the Adviser, and performance by the Adviser of its obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both: (A) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser, or (B) violate or constitute a breach of, or default under any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other material agreement or instrument known to us and to which the Adviser is a party or by which it may be bound, or to which any of the property or assets of the Adviser is subject, or (C) violate any applicable federal or State of Illinois law, statute, rule, or regulation or the Delaware Limited Liability Company Act, or any judgment, order, writ or decree, known to us, of any governmental authority or administrative agency of the United States of America or the State of Illinois or under the Delaware Limited Liability Company Act (except in each case for such violations, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the ability of the Adviser to perform its obligations under the Underwriting Agreement, the Management Agreement and the Accounting Agreement) nor will such action result in any violation of the provisions of the Organizational Documents of the Adviser.


                                      C-2